                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported)
                                January 25, 2002


                               THE SHAW GROUP INC.
             (Exact name of registrant as specified in its charter)

          Louisiana                           0-22992                      72-1106167
(State or other jurisdiction of      (Commission File Number)    (IRS Employer Identification No.)
       incorporation)

            8545 United Plaza Boulevard, Baton Rouge, Louisiana 70809
              (Address of principal executive offices and zip code)

                                 (225) 932-2500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On January 25, 2002, The Shaw Group Inc. issued a press release that is filed herewith as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:

                  99.1. Press Release dated January 25, 2002 - The Shaw Group Inc. Signs Asset Purchase Agreement to Purchase Substantially All of the Assets of The IT Group, Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE SHAW GROUP INC.
                                       (Registrant)


Date:      January 29, 2002         By:  /s/ Robert L. Belk
                                         --------------------------------------
                                         Robert L. Belk, Executive Vice
                                         President and Chief Financial Officer



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                               THE SHAW GROUP INC.

                                  EXHIBIT INDEX

                                    Form 8-K
                                January 25, 2002

    Exhibit Number                      Description                                    Page No.
    --------------                      -----------                                    --------

         99.1                           Press Release dated January 25, 2002 -
                                        The Shaw Group Inc. Signs Asset Purchase
                                        Agreement to Purchase Substantially All
                                        of the Assets of The IT Group, Inc.



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